Exhibit 99.1

REGISTRATION RIGHTS AGREEMENT

Dated as of January 6, 2009

by and among

DR. PAUL BERGER,

JON BERGER

and

NIGHTHAWK RADIOLOGY HOLDINGS, INC.

-i-

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT, dated as of January 6, 2009 (this “Agreement”), by and among Dr. Paul Berger, Jon Berger (together, the “Stockholders”) and NightHawk Radiology Services, Inc., a Delaware corporation (the “Company”).

Each of the Stockholders is the beneficial owner of certain Registrable Securities (as defined below) issued by the Company. The Company and the Stockholders deem it to be in their respective best interests to set forth the rights and certain obligations of the Stockholders in connection with public offerings and sales of the Registrable Securities.

NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations set forth in this Agreement, the parties intending to be legally bound, agree as follows:

ARTICLE I

REGISTRATION RIGHTS

1.1 Shelf Registration.

(a) Upon the receipt of a written request from either of the Stockholders at any time after March 31, 2009, the Company shall prepare and file a “shelf” registration statement for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act (the “Shelf Registration Statement”) with respect to all or any number specified in such request of the Registrable Securities on Form S-3 or other form appropriate for the registration of the resale of Registrable Securities by the Stockholders; provided, that the Company shall not be obligated to file a Shelf Registration Statement in respect of a number of Registrable Securities that are less than 10% of the aggregate number of Registrable Securities beneficially owned by the Stockholders on the date hereof, subject to adjustment to reflect fully the effect of any stock splits, reverse splits, stock dividends (including any dividends or distributions of securities convertible into the Company’s Common Stock) and recapitalizations. Subject to the restrictions contained in Section 1.1(e), if the Company is not eligible to file the Shelf Registration Statement on Form S-3 but is eligible to incorporate by reference reports filed pursuant to the Exchange Act in a Registration Statement on Form S-1 pursuant to Section VII of the General Instructions for such form, the Stockholders may request, and the Company shall be obligated to file, one, but not more than one, Shelf Registration Statement on Form S-1. Subject to the provisions of Section 1.7 hereof, the Company shall use commercially reasonable efforts to file the Shelf Registration Statement no later than 45 days following the receipt of such written request. The Company shall use commercially reasonable efforts to have the Shelf Registration Statement declared effective promptly thereafter and shall use commercially reasonable efforts to keep the Shelf Registration Statement continuously effective, subject to the provisions of Section 1.7 hereof, during the time (the “Effectiveness Period”) from the date such Shelf Registration Statement is declared effective (the “Effective Time”) until the earlier of (i) such time as all Registrable Securities to be sold pursuant to the Shelf Registration Statement have been sold and (ii) the date on which all Registrable Securities may be sold without registration and without being subject to volume limitations pursuant to Rule 144 of the Securities Act (the

“Shelf Termination Date”). At the Effective Time, each of the requesting Stockholders shall be named as a selling securityholder in the Shelf Registration Statement and related Prospectus in such a manner as to permit the Stockholders (and their respective designees) to deliver such Prospectus to purchasers of Registrable Securities in accordance with applicable law under ordinary circumstances, subject to compliance with Blue Sky laws.

(b) If the Shelf Registration Statement ceases to be effective for any reason at any time during the Effectiveness Period, the Company shall, subject to the provisions of Section 1.7 hereof, use commercially reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and if necessary, promptly amend the Shelf Registration Statement in a manner reasonably expected by the Company to obtain the withdrawal of such order suspending the effectiveness thereof or, as promptly as practicable thereafter, file an additional registration statement (the “Subsequent Registration Statement”) covering the resale by a Stockholder of all of the Registrable Securities remaining unsold pursuant to the Shelf Registration Statement on a delayed or continuous basis pursuant to Rule 415 under the Securities Act. If the Subsequent Registration Statement is filed, the Company shall use commercially reasonable efforts, subject to the provisions of Section 1.7 hereof, to cause the Subsequent Registration Statement to become effective under the Securities Act and remain continuously effective during the Effectiveness Period.

(c) The Company shall pay all Registration Expenses incurred in connection with each Shelf Registration Statement, any Subsequent Registration Statement and any supplements or amendments to them, whether or not they become effective, and whether all, none or some of the Registrable Securities are sold pursuant to any Registration Statement. The Company shall not, however, be required to pay for expenses of any registration proceeding begun pursuant to Section 1.1(a), the request of which has been subsequently withdrawn by the Stockholders, unless the withdrawal is based upon material adverse information concerning the Company, of which neither Stockholder was aware at the time of such request. It is understood and agreed that the Company may also register for public offering and sale pursuant to the Shelf Registration Statement or any Subsequent Registration Statement, initially or by amendment, securities other than Registrable Securities, but in doing so shall not limit the Stockholders’ rights hereunder (including any limitation arising by application of applicable rules under the Securities Act with respect to Registrable Securities sold pursuant to such Shelf Registration Statement or Subsequent Registration Statement by any Person other than a Stockholder) or materially and adversely affect the Stockholders’ ability to sell their Registrable Securities.

(d) Each of the Stockholders agrees that, unless it obtains the prior written consent of the Company, it will not make any offer relating to the Registrable Securities that would (i) constitute an Issuer Free Writing Prospectus, or (ii) that would otherwise constitute a Free Writing Prospectus required to be filed with the SEC.

(e) The Company shall not be obligated to effect any such registration pursuant to this Section 1.1 after the Company has effected two registrations pursuant to this Section 1.1, and such registrations have been declared or ordered effective, and have remained effective for the Effectiveness Period as set forth in Section 1.1(a).

1.2 Underwritten Offerings. Upon the request of the Stockholders, the Registrable Securities covered by any Shelf Registration Statement may be sold in an underwritten offering in which the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Stockholders; provided, however, that the lead investment banker selected by the Stockholders must be among the top five underwriters by transaction volume for underwritten equity offerings during the previous calendar year, as reported by Thomson Reuters or a similar financial data reporting entity; provided, further, that if the Company elects to include in such Shelf Registration Statement securities other than Registrable Securities, then the Company shall select the investment banker or investment bankers and manager or managers that will manage the offering. The Stockholders and the Company shall enter into an underwriting agreement with such underwriters, and subject to Section 1.1(a), the Company shall cause such underwriters to include in any such underwriting all of the Registrable Securities that the Stockholders then desire to sell. If the Stockholders disapprove of the terms of any such underwriting, the Stockholders may elect to withdraw therefrom by written notice to the Company and the managing underwriter.

1.3 Registration Procedures.

(a) In connection with each Registration Statement, the Company shall, as promptly as practicable, subject to the provisions of Section 1.7 hereof:

(i) supplement or amend, if necessary, the Registration Statement, as required by the registration form utilized by the Company or by the instructions applicable to such registration form or by the Securities Act or as reasonably required by the Stockholders, and the Company shall furnish to the Stockholders copies of any such supplement or amendment prior to its being used and/or filed with the Commission;

(ii) prepare and file with the Commission such amendments and supplements to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement effective as required under Section 1.1 and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by the Registration Statement until the Shelf Termination Date;

(iii) furnish to each seller of Registrable Securities covered by the Registration Statement such number of conformed copies of the Registration Statement and of each such amendment and supplement thereto (in each case including all exhibits) and such number of copies of the Prospectus contained in the Registration Statement (including each preliminary prospectus and any summary prospectus) and any Free Writing Prospectus or Issuer Free Writing Prospectus and any other Prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request;

(iv) use commercially reasonable efforts (A) to register or qualify all Registrable Securities and other securities covered by the Registration Statement under such other securities or “Blue Sky” laws of such States of the United States of America where an exemption is not available and as the sellers of Registrable Securities covered by the Registration Statement shall request, (B) to keep such registration or qualification continuously in effect during the Effectiveness Period, (C) to prevent the issuance of, or, if issued, to obtain the withdrawal at the earliest practicable time of, any order or other determination suspending such registration or qualification during the Effectiveness Period and (D) to take any other action which may be reasonably necessary or advisable to enable such sellers to consummate the disposition in such jurisdictions of the securities to be sold by such sellers, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this clause (iv) be obligated to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

(v) use commercially reasonable efforts to cause all Registrable Securities covered by the Registration Statement to be registered with or approved by such other Governmental Entities (as defined below) as may be necessary in the written opinion of counsel to the Company and counsel to the seller or sellers of Registrable Securities to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities within the United States of America;

(vi) give notice to all holders of Registrable Securities (A) when the Registration Statement, any Prospectus, Free Writing Prospectus, Issuer Free Writing Prospectus, or Prospectus supplement relating thereto or post-effective amendment to the Registration Statement has been filed with the Commission, (B) of any request, following the Effective Time, by the Commission or any other federal or state Governmental Entity for amendments or supplements to the Registration Statement or related Prospectus or for additional information, (C) of the issuance by the Commission or any other federal or state Governmental Entity of any stop order suspending the effectiveness of the Registration Statement or the initiation or threat in writing of any proceedings for that purpose, (D) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threat in writing of any proceeding for such purpose, (E) of the occurrence of (but not the nature of or details concerning) any of the events described in Section 1.7(a) (provided, however, that no notice by the Company shall be required pursuant to this clause (E) if the Company either promptly files (1) an Issuer Free Writing Prospectus or a Prospectus supplement or amendment to update the Prospectus or (2) a Form 8-K or other appropriate Exchange Act report that is incorporated by reference into the Registration Statement, which, in either case, contains the requisite information with respect to such event that results in the Registration Statement no longer containing any untrue statement of material fact or omitting to state a material fact necessary to make the statements contained therein not misleading) and (F) of the determination by the Company that a post-effective amendment to a Registration Statement will be filed with the Commission;

(vii) otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and, in the event of any underwritten public offering of Registrable Securities, if requested, make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first full calendar month after the effective date of the Registration Statement (as such phrase is used in Securities Act Rule 158(c)), which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder, and promptly furnish to each such seller of Registrable Securities a copy of any amendment or supplement to the Registration Statement or prospectus;

(viii) use commercially reasonable efforts to timely file all reports required to be filed with the Commission under the Exchange Act;

(ix) cooperate with each Stockholder to facilitate the timely preparation and delivery of certificates representing Registrable Securities sold pursuant to a Registration Statement, and provide the transfer agent for such Registrable Securities with certificates for the Registrable Securities that are in a form that does not contain any restrictive legend and are eligible for deposit with The Depository Trust Company;

(x) use commercially reasonable efforts to list all Registrable Securities covered by the Registration Statement on The NASDAQ Global Market or any other securities exchange on which Company Common Stock is at the time listed or quoted;

(xi) in the event of any underwritten public offering of Registrable Securities, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering and enter into such other agreements and take such other actions in order to expedite or facilitate the disposition of such Registrable Securities, including, without limitation, customary selling efforts (other than a “roadshow”) and delivery of customary opinions and negative assurance letters of outside counsel to the Company, all as the underwriters reasonably request; provided, that notwithstanding any provision herein to the contrary, the Company shall not be obligated to participate in more than one underwritten offering; provided, further, that any underwritten public offering that has been withdrawn at the request of a Stockholder shall be counted against the limit of one such offering, unless the withdrawal is based upon material adverse information of the Company, of which neither Stockholder was aware at the time of requesting such offering;

(xii) in the event of any underwritten public offering of Registrable Securities, use reasonable efforts to request that the independent registered public accountants who have issued an audit report on the Company’s financial statements included in the Registration Statement furnish to each underwriter a signed counterpart of a “comfort” letter, dated the date of the pricing of the public offering, and another such letter, dated the date of the closing under the underwriting agreement, signed by such accountants and covering such matters as are customarily covered in accountant’s letters delivered to the underwriters in underwritten public offerings of securities and such other matters as may be reasonably requested by such seller or sellers, if any; provided, that notwithstanding any provision herein to the contrary, the Company shall not be obligated to participate in more than one underwritten offering; provided, further, that any underwritten public offering that has been withdrawn at the request of a Stockholder shall be counted against the limit of one such offering, unless the withdrawal is based upon material adverse information of the Company, of which neither Stockholder was aware at the time of requesting such offering; and

(xiii) use its commercially reasonable efforts to take all other steps necessary to effect the registration and disposition of such Registrable Securities as contemplated hereby.

For the avoidance of doubt, it is understood and agreed by the parties hereto that the Company shall not be obligated to participate more than once in any due diligence process of the type customarily conducted in connection with underwritten offerings, including, without limitation, (A) making available to any seller of Registrable Securities, any underwriter participating in any disposition of Registrable Securities and any attorney, accountant or other agent of such seller or underwriter, the financial and other records of the Company, (B) making available for the purposes of answering questions by any of the foregoing, any director, officer, employee, consultant or other agent of the Company, (C) entering into any underwriting or similar agreement to facilitate the disposition of Registrable Securities, (D) obtaining legal opinions and/or negative assurance letters or (E) use reasonable efforts to obtain “comfort” letters, signed by independent registered accountants and delivered to underwriters in connection with underwritten offerings of securities.

(b) The Company may (i) require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing and (ii) require each seller of Registrable Securities to agree to comply with the Securities Act and the Exchange Act and all applicable state securities laws and to comply with all applicable regulations in connection with the registration and distribution of the Registrable Securities.

(c) Each of the Stockholders agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in clauses (i) and (ii) of the first sentence of Section 1.7(b), such Stockholder shall forthwith discontinue any disposition of Registrable Securities pursuant to the Registration Statement until such Stockholder receives copies of the supplemented or amended Prospectus contemplated by Section 1.3(a)(i) or 1.3(a)(ii) and, if so directed by the Company, will promptly deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, then in such Stockholder’s possession of the Prospectus relating to such Registrable Securities current at the time of receipt of such notice.

1.4 Indemnification.

(a) Indemnification by the Company. The Company shall, and hereby does, indemnify and hold harmless, in the case of any Registration Statement, each seller of any Registrable Securities covered by such Registration Statement and each Person who controls such seller and their respective directors, officers, partners, stockholders, employees and affiliates or controlling persons against any losses, claims, damages or liabilities, joint or several, to which such seller or any such director, officer, partner, stockholder, employee, affiliate or controlling person may become subject under the Securities Act or otherwise, including the reasonable fees and expenses of legal counsel, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any Issuer Free Writing Prospectus prepared by the Company or authorized by it in writing for use by such seller, or, in each case, any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, and the Company will promptly reimburse each such seller and each such director, officer, partner, stockholder, employee, affiliate and controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that the Company shall not be liable (i) in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, or any Issuer Free Writing Prospectus, or, in each case, any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of such seller, specifically for use in the preparation thereof, (ii) to any seller of Registrable Securities (or to any person controlling such seller) from whom the person asserting such losses, claims, damages or liabilities purchased the Registrable Securities, if a copy of the Prospectus or the Issuer Free Writing Prospectus (both as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such seller to such person, if required by law so to have been delivered at or prior to the written confirmation of the sale of the Registrable Securities to such person, and if the Prospectus or the Issuer Free Writing Prospectus (both as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities and (iii) for any loss, claim, damage, liability, action or proceeding if (A) the Company has notified the seller to suspend use of the Prospectus pursuant to Section 1.3(c), (B) the seller continues to use the relevant Prospectus notwithstanding such notice, and (C) such loss, claim, damage, liability, action, or proceeding arises from, is in connection with or relates to an untrue statement or alleged untrue statement of any material fact or omission to state a material fact that was cured in the supplemented or amended Prospectus contemplated by Section 1.3(a)(i) or 1.3(a)(ii). Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any such seller or any such director, officer, partner, stockholder, employee, affiliate or controlling person and shall survive the transfer of such securities by such seller.

(b) Indemnification by the Sellers. Each seller of any Registrable Securities and each other Person who controls such seller, within the meaning of the Securities Act shall, and hereby does, indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 1.4(a)) the Company, and each director, officer, employee and stockholder of the Company and each other Person who controls the Company within the meaning of the Securities Act, with respect to any untrue statement or alleged untrue statement of a material fact contained in or any omission or alleged omission to state therein a material fact in any such Registration Statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any Free Writing Prospectus or Issuer Free Writing Prospectus, or, in each case, any amendment or supplement thereto, but only if and to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such seller specifically for use in the preparation of such Registration Statement, preliminary prospectus, final prospectus, summary prospectus, or any Free Writing Prospectus or Issuer Free Writing Prospectus, or, in each case, any amendment or supplement thereto; provided, however, that (i) the liability of such indemnifying party under this Section 1.4(b) shall be limited to the amount of gross proceeds received by such indemnifying party in the offering giving rise to such liability, and (ii) such indemnifying party shall not be liable under this Section 1.4(b) for any loss, claim, damage, liability, action or proceeding arising from, in connection with or relating to such an untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact if such party provided the Company with information for inclusion in such Registration Statement, preliminary prospectus, final prospectus, summary prospectus, Free Writing Prospectus or Issuer Free Writing Prospectus, amendment or supplement that would have cured such untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, and the Company did not timely include such information in such Registration Statement, preliminary prospectus, final prospectus, summary prospectus, Free Writing Prospectus or Issuer Free Writing Prospectus, amendment or supplement. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer, employee, stockholder or controlling person and shall survive the transfer of such securities by such seller.

(c) Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in Section 1.4(a) or (b), such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the indemnifying party of the commencement of such action or proceeding; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Section 1.4(a) or (b), as the case may be, except to the extent that the indemnifying party is actually materially prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable out of pocket costs (excluding professional fees) incurred in connection with complying with requests for production, depositions, interrogatories and the like; provided, however, that if the indemnified party reasonably believes it is advisable for it to be represented by separate counsel because it has been advised by counsel that there exists a conflict of interest between its interests and those of the indemnifying party with respect to such claim, or there exist defenses available to such indemnified party which may not be available to the indemnifying party, or if the indemnifying party shall fail to assume responsibility for such defense, the indemnified party may retain counsel satisfactory to it and the indemnifying party shall pay all fees and expenses of such counsel in accordance with Section 1.4(a) or (b) hereof, as applicable. No indemnifying party shall be liable for any settlement of any action or proceeding effected without its prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation or which requires action or provides an admission of liability by the indemnified party or relief other than the payment of money by the indemnifying party (without any recourse to, or contribution by, an indemnified party). No indemnified party shall consent to entry of judgment or enter into any settlement of such action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party. Each indemnified party shall furnish such information regarding itself or the claim in question as an indemnifying party may reasonably request in writing and as shall be reasonably requested in connection with the defense of such claim and litigation resulting therefrom.

(d) Contribution. If the indemnification provided for in this Section 1.4 shall for any reason be held by a court of competent jurisdiction to be unavailable to an indemnified party under Section 1.4(a) or (b), as the case may be, in respect of any loss, claim, damage or liability, or any action or proceeding in respect thereof, then, in lieu of the amount paid or payable under Section 1.4(a) or (b), as the case may be, the indemnified party and the indemnifying party under Section 1.4(a) or (b), as the case may be, shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating the same), (i) in such proportion as is appropriate to reflect the relative fault of the Company and the prospective sellers of Registrable Securities covered by the Registration Statement in connection with the statements or omissions which resulted in such loss, claim, damage or liability, or action or proceeding in respect thereof, as well as any other relevant equitable considerations (the relative fault of the Company and such prospective sellers to be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or such prospective sellers and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission) or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as shall be appropriate to reflect the relative benefits received by the Company and such prospective sellers from the offering of the securities covered by such registration statement. The parties hereto acknowledge that in no event shall the obligation of any indemnifying party to contribute under this Section 1.4 exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under Sections 1.4(a) or (b) had been available under the circumstances. The Company and each holder of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 1.4(d) were determined by pro rata allocation (even if such holders were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the first sentence of this Section 1.4(d). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. In no event shall any prospective seller be obligated to make a contribution pursuant to this Section 1.4(d) in excess of the amount of net proceeds received by such prospective seller in the offering giving rise to such obligation. In addition, no Person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or claim effected without such Person’s consent, which consent shall not be unreasonably withheld, conditioned or delayed.

1.5 Rule 144. the Company agrees to use its reasonable efforts to timely file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (including but not limited to the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c) of Rule 144) and to take such further action as the holder or any broker facilitating such sale may reasonably request to enable holders of Registrable Securities to sell such securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rules or regulations hereafter adopted by the Commission.

1.6 Transfer of Registrable Securities.

(a) Each Stockholder may transfer, pledge or otherwise dispose of Registrable Securities to any Permitted Transferee. Such Permitted Transferee shall be entitled to the benefits of this Agreement; provided, that (i) such Stockholder shall give the Company written notice prior to the time of such transfer or pledge stating the name and address of the Permitted Transferee and identifying the Registrable Securities with respect to which the rights under this Agreement are to be transferred; (ii) such Permitted Transferee shall agree in writing to be bound as a Stockholder by the provisions of this Agreement insofar as it pertains to the holding, owning and disposition of Registrable Securities; (iii) immediately following such transfer or pledge, the further disposition of such Registrable Securities by such Permitted Transferee would be restricted under the Securities Act; and (iv) if reasonably requested by the Company, such Stockholder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act.

(b) Upon any transfer of Registrable Securities other than as set forth in this Section 1.6, such securities shall no longer constitute Registrable Securities for purposes of this Agreement.

(c) If a Stockholder assigns its rights under this Agreement in connection with the transfer of less than all of its Registrable Securities, such Stockholder shall retain its rights under this Agreement with respect to its remaining Registrable Securities. If a Stockholder assigns its rights under this Agreement in connection with the transfer of all of its Registrable Securities, such Stockholder shall have no further obligations under this Agreement, except under Sections 1.4, 2.1, 2.12 and 2.13 hereof.

1.7 Suspension of Sales.

(a) The Company shall promptly notify the Stockholders (i) upon discovery that, or upon the happening of any event as a result of which, the Registration Statement or the Prospectus included therein includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or any event specified in clause (b) below; (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or (iii) of any request by the Commission for (A) amendments to the Registration Statement or any document incorporated or deemed to be incorporated by reference in the Registration Statement, (B) supplements to the Prospectus or (C) additional information. Immediately following any such event (1) upon the request of the Company, the holders of Registrable Securities shall suspend the use of the Prospectus and shall not sell any Registrable Securities until such holder has received copies of the supplemented or amended Prospectus or until it is advised by the Company that the Prospectus may be used, and (2) the Company shall use commercially reasonable efforts to, as promptly as practicable or in the case of an event specified in clause (b) below, by the end of the Deferral Period (as defined below), prepare and file a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document that would be incorporated by reference into the Registration Statement and Prospectus so that the Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and such Prospectus does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and thereafter deliver to the holders of the Registrable Securities a reasonable number of copies of the supplement or amendment of such Prospectus complying with the foregoing, and, in the case of a post-effective amendment to a Registration Statement, use commercially reasonable efforts to cause it to be declared effective as promptly as is reasonably practicable.

(b) Notwithstanding anything to the contrary contained herein, the Company will not be required to file any Registration Statement pursuant to this Agreement, file any amendment thereto, furnish any supplement to a prospectus included in a Registration Statement pursuant to Section 1.3(a)(i) or 1.3(a)(ii) hereof, make any other filing with the Commission, cause any registration statement or other filing with the Commission to become effective, or take any similar action, and any and all sales of Registrable Securities by a holder thereof pursuant to an effective registration statement shall be suspended: (i) if such filing or similar action would, in the good-faith judgment of the independent directors of the board of directors of the Company, materially interfere with business activities or plans of the Company, or (ii) if such filing or similar action would, based on the good-faith judgment of counsel to the Company, require the disclosure of material non-public information which in the good-faith judgment of the independent directors of the board of directors of the Company, the Company has a bona fide business purpose for preserving as confidential; provided that the Company may not delay any such actions or suspend any such sales pursuant to clause (i) or (ii) of the first sentence of this Section 1.7(b) for more than an aggregate of 120 consecutive days or for an aggregate of 120 days in twelve consecutive months. Upon the occurrence of any condition described in clauses (i) or (ii) of the first sentence of this Section 1.7(b), the Company shall give prompt notice thereof to the Stockholders. Upon the termination of the condition described in clauses (i) or (ii) of the first sentence of this Section 1.7(b), the Company shall give prompt notice to the Stockholders and shall promptly file any Registration Statement or amendment thereto required to be filed by it pursuant to this Agreement, furnish any prospectus supplement required to be furnished pursuant to Section 1.3(a)(i) or 1.3(a)(ii) hereof, make any other filing with the Commission required of it or terminate any suspension of sales it has put into effect and shall take such other actions to permit registered sales of Registrable Securities as contemplated by this Agreement. It is understood and agreed that the foregoing provisions of this Section 1.7(b) shall not prevent a sale pursuant to Rule 144 by a holder of Registrable Securities that is not an officer or director of the Company, subject to applicable law regarding the sale of such Registrable Securities. As used in this Agreement, the term “Deferral Period” shall mean any period of time that sales of Registrable Securities are suspended pursuant to this Section 1.7(b). Any suspension pursuant to this Section 1.7(b) shall not be effective unless each director and executive officer subject to Section 16(b) of the Exchange Act is prohibited from making purchases and sales by reason of the existence of material non-public information in clause (ii) of the first sentence of this Section 1.7(b).

(c) Notwithstanding anything to the contrary in this Agreement, for so long as either Stockholder is an officer or director of the Company, (i) such Stockholder shall effect all sales hereunder only in accordance with all of the Company’s policies applicable to each director and executive officer subject to Section 16(b) of the Exchange Act and (ii) the Company shall not be required to take any action to facilitate any sales by such Stockholder that would violate such policies.

ARTICLE II

MISCELLANEOUS

2.1 Notices. Unless otherwise provided herein, all notices, demands, requests, claims and other communications hereunder shall be in writing and may be given by any of the following methods: (a) personal delivery; (b) email or facsimile transmission; (c) registered or certified mail, postage prepaid, return receipt requested; or (d) internationally recognized overnight courier service. Such notices and communications shall be sent to the appropriate party at its address or facsimile number given below or at such other address or facsimile number for such as shall be specified by notice given hereunder (and shall be deemed given upon receipt by such party or upon actual delivery to the appropriate address, or, in case of a facsimile transmission, upon transmission thereof by the sender and confirmation by the recipient of the receipt thereof without error; in the case of notices sent by facsimile transmission, the sender shall contemporaneously mail a copy of the notice to the addressee at the address provided for above, provided however, that such mailing shall in no way alter the time at which the facsimile notice is deemed received):

(a)	if to the Company, to

NightHawk Radiology Holdings, Inc.

601 Front Avenue, Suite 502

Couer d’Alene, ID 83814

Attn: General Counsel

Fax No.: (208) 763-3640

with a copy, which shall not constitute notice, to:

Wilson Sonsini Goodrich & Rosati

Professional Corporation

701 Fifth Avenue, Suite 5100

Seattle, WA 98109

Attn: Patrick J. Schultheis, Esq.

Fax No.: (206) 883-2524

(b)	if to the Stockholders, to:

with a copy, which shall not constitute notice, to:

Davis Polk & Wardwell

1600 El Camino Real

Menlo Park, CA 94025

Attn: Bruce Dallas, Esq.

Fax No.: (650) 752-2022

Any party to this Agreement may give any notice or other communication hereunder using any other means (including personal delivery, messenger service, telecopy or ordinary mail), but no such notice or other communication shall be deemed to have been duly given unless and until it actually is received by the office of the party for whom it is intended. Any party to this Agreement may change the address to which notices and other communications hereunder are to be delivered by giving the other parties to this Agreement notice in the manner herein set forth.

2.2 Entire Agreement; No Inconsistent Agreement. This Agreement constitutes the entire agreement among the parties hereto and supersedes any prior understandings, agreements or representations by or among the parties hereto, or any of them, written or oral, with respect to the subject matter hereof.

2.3 No Third-Party Beneficiaries. Except as provided in Section 1.4, Section 1.6 and Section 2.12, this Agreement is not intended, and shall not be deemed, to confer any rights or remedies upon any Person other than the parties hereto and their respective successors and permitted assigns or to otherwise create any third-party beneficiary hereto.

2.4 Assignment. This Agreement shall be binding upon and inure to the benefit of and shall be enforceable by the parties hereto and, with respect to the Company, its respective successors and assigns and, with respect to the Stockholders, any holder of any Registrable Securities.

2.5 Amendments and Waivers. This Agreement may be amended with the written consent of the Company and the Stockholders, and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the Stockholders. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this Section 2.5, whether or not such Registrable Securities shall have been marked to indicate such consent.

2.6 Certain Definitions. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

“beneficially own” means to possess beneficial ownership as determined under Rule 13d-3 under the Exchange Act without regard to Rule 13d-3(d)(1)(i).

“Business Day” means a day of the year other than a Saturday, Sunday or other day on which banks are required or authorized to close in New York City.

“Commission” means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Exchange Act shall include a reference to the comparable section, if any, of any such successor federal statute.

“Company Common Stock” means the common stock, par value $0.001 per share, of the Company.

“Free Writing Prospectus” has the meaning set forth in Rule 405 of the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

“Governmental Entities” means any government or any agency, district, bureau, board, commission, court, department, official, office, political subdivision, tribunal or other instrumentality of any government, whether federal, state, county, municipal, local or otherwise, whether domestic or foreign.

“Issuer Free Writing Prospectus” has the meaning set forth Rule 433 of the of the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

“Permitted Transferee” means one or more Related Parties of a Stockholder or any pledgee or financing or derivative securities counterparty of such Stockholder.

“Person” means any individual, corporation, limited liability company, partnership, trust, firm, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency, department or political subdivision thereof) or other entity of any kind.

“Prospectus” means the prospectus related to any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance on Rule 415 under the Securities Act), as amended or supplemented by any amendment or prospectus supplement, including post-effective amendments, and all materials incorporated by reference in such prospectus.

“Registrable Securities” means (a) the Shares and (b) any Related Registrable Securities. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (iii) they shall have been otherwise transferred, and new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of them shall not, in the opinion of counsel to the holders (or in the opinion of counsel to the Company, which opinion is reasonably satisfactory to the holders), require registration of them under the Securities Act, or (iv) they shall have ceased to be outstanding.

“Registration Expenses” means all costs, fees and expenses incident to the Company’s performance of or compliance with Section 1.1 (other than underwriting discounts and commissions), including all registration and filing fees, all fees and expenses of complying with securities or Blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, and the fees and disbursements of counsel for the Company and of its independent registered public accountants.

“Registration Statement” means each Shelf Registration Statement and any Subsequent Registration Statement.

“Related Parties” means (i) any affiliate of a Stockholder, (ii) such Stockholder’s spouse or lineal descendants, (iii) any trust, partnership or foundation established by such Stockholder, and (iv) such Stockholder’s heirs, executors, administrators, testamentary trustees, legatees, and beneficiaries.

“Related Registrable Securities” means any securities of the Company issued or issuable with respect to the Shares by way of a conversion, exchange, replacement, stock dividend or stock split or other distribution or in connection with a combination of shares, conversion, exchange, replacement, recapitalization, merger, consolidation or other reorganization or otherwise.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. References to a particular section of the Securities Act shall include a reference to the comparable section, if any, of any such successor federal statute.

“Shares” means all of the shares of the Company Common Stock beneficially owned by either of the Stockholders as of the date hereof, as adjusted to reflect fully the effect of any stock splits, reverse splits, stock dividends (including any dividends or distributions of securities convertible into the Company Common Stock) and recapitalizations.

2.7 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that shall achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term.

2.8 Counterparts and Signature. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties hereto and delivered to the other parties, it being understood that all parties need not sign the same counterpart. This Agreement may be executed and delivered by facsimile transmission.

2.9 Interpretation. When reference is made in this Agreement to an Article or Section, such reference shall be to an Article or Section of this Agreement, unless otherwise indicated. The headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa. Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”

2.10 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Idaho without giving effect to any choice or conflict of laws provision or rule (whether of the State of Idaho or any other jurisdiction) that would cause the application of laws of any jurisdictions other than those of the State of Idaho.

2.11 Submission to Jurisdiction. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought exclusively in any federal or state court located in the State of Idaho, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in this Section 2.11 as to giving notice hereunder shall be deemed effective service of process on such party.

2.12 Remedies. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party shall be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy shall not preclude the exercise of any other remedy. The parties hereto agree that irreparable damage would occur if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which the parties are entitled at law or in equity.

2.13 Waiver of Jury Trial. THE COMPANY AND THE STOCKHOLDERS HEREBY IRREVOCABLY WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF GATEWAY AND THE STOCKHOLDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

NIGHTHAWK RADIOLOGY HOLDINGS, INC.

By:	/s/ Paul Cartee
Paul E. Cartee
Vice President & General Counsel

“STOCKHOLDERS”

/s/ Paul E. Berger
Dr. Paul Berger

/s/ Jon Berger
Jon Berger